MET INVESTORS SERIES TRUST

SUPPLEMENT DATED AUGUST 18, 2016

TO THE

PROSPECTUS DATED MAY 1, 2016

HARRIS OAKMARK INTERNATIONAL PORTFOLIO

Effective on or about September 30, 2016, Robert A. Taylor will no longer serve as a Portfolio Manager of the Harris Oakmark International Portfolio (the “Portfolio”), a series of Met Investors Series Trust. Mr. Taylor is expected to remain on the portfolio management team of the Portfolio until his retirement on or about September 30, 2016. The following changes are made to the prospectus of the Portfolio.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio	Managers

David G. Herro, CFA, Deputy Chairman, Chief Investment Officer—International, and Robert A. Taylor,* CFA, Vice President, have both managed the Portfolio since 2003.

*  Effective on or about September 30, 2016, Mr. Taylor is expected to retire from Harris and no longer serve on the Portfolio.

In the section entitled “Additional Information About Management,” the fifth paragraph in the subsection entitled “The Subadviser” is deleted in its entirety and replaced with the following:

David G. Herro, CFA, Deputy Chairman, Chief Investment Officer-International, and Robert A. Taylor, CFA, Vice President, manage the Portfolio. Mr. Herro joined Harris in 1992 as a portfolio manager and analyst. Mr. Taylor joined Harris in 1994 as an international analyst. Effective on or about September 30, 2016, Mr. Taylor is expected to retire from Harris and no longer serve on the Portfolio.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE